                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Under Rule 14a-12

                          Online Resources Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1) Amount previously paid:

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     2) Form, Schedule or Registration Statement No:

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     3) Filing party:

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     4) Date filed:

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

                            [ONLINE RESOURCES LOGO]

                          ONLINE RESOURCES CORPORATION
                              7600 COLSHIRE DRIVE
                             MCLEAN, VIRGINIA 22102

                                  MAY 8, 2001

Dear Stockholder,

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Online Resources Corporation (the "Company") to be held at 2:00 p.m. on Wednesday, June 6, 2001 at the Sheraton Premier, 8661 Leesburg Pike, Vienna, Virginia 22182.

     At the Annual Meeting, three persons will be elected to the Board of Directors. The Company will ask the stockholders to approve an amendment to increase by 528,309 shares the aggregate number of shares of Common Stock for which stock options may be granted under the Company's 1999 Stock Option Plan and to approve an allocation of 71,691 shares of a 500,000 share increase to the 1999 Stock Plan approved by the Board of Directors in January 2001 for issuance to executive officers. The stockholders will also be asked to ratify the selection of Ernst & Young LLP as the Company's independent auditors. The Board of Directors recommends a VOTE FOR approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

     We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          /s/ MATTHEW P. LAWLOR

                                          Matthew P. Lawlor
                                          Chairman of the Board and
                                          Chief Executive Officer

                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                          ONLINE RESOURCES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 6, 2001

To the Stockholders of Online Resources Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Online Resources Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, June 6, 2001 at the Sheraton Premier, 8661 Leesburg Pike, Vienna, Virginia at 2:00 p.m. (EST) for the following purposes:

     1. To elect three members to the Board of Directors to serve for a term ending in 2004 and until their successors are duly elected and qualified.

     2. To consider and act upon a proposal to approve (i) an amendment to the Company's 1999 Stock Option Plan to increase by 528,309 shares the aggregate number of shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock") for which stock options may be granted under the Company's 1999 Stock Option Plan and (ii) an allocation of 71,691 shares for issuance to executive officers of a 500,000 share increase to the 1999 Stock Option Plan approved by the Board of Directors in January 2001.

     3. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on April 18, 2001 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     All Stockholders are cordially invited to attend the Annual Meeting. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          By Order of the Board of Directors

                                          /s/ CARL D. BLANDINO

                                          Carl D. Blandino
                                          Chief Financial Officer and
                                          Secretary

April 30, 2001

                          ONLINE RESOURCES CORPORATION
                              7600 COLSHIRE DRIVE
                             MCLEAN, VIRGINIA 22102
                                 (703) 394-5100
                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Online Resources Corporation (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at Vienna, Virginia on Wednesday, June 6, 2001 at 2:00 p.m., and any adjournments thereof (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

     - FOR the election of the three nominees for director named herein,

     - FOR the amendment to the Company's 1999 Stock Option Plan to increase by 528,309 shares the aggregate number of shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock") for which stock options may be granted under the Plan and the approval of an allocation of 71,691 shares of a 500,000 share increase approved by the Board of Directors in January 2001 for issuance to executive officers.

     - FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

     Nominees for election as directors at the meeting will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. For the proposal to increase by 528,309 shares the aggregate number of shares of the Company's Common Stock for which stock options may be granted under the Company's 1999 Stock Option Plan and to approve the allocation of 71,691 shares of the January increase for issuance to officers and the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, the affirmative vote of a majority of shares of Common Stock present or represented by proxy at the Meeting and entitled to vote on the matter is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to these proposals have the same effect as a vote against the proposal.

     If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the election of directors, the proposals relating to the Company's 1999 Stock Option Plan and the ratification of independent auditors, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote.

     The close of business on April 18, 2001 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 18, 2001, the Company had 11,680,377 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Georgeson Shareholder Communications, Inc. has been retained by the Company to assist in the distribution of proxy materials and solicitation of votes for a fee of $5,000, plus reimbursement of out-of-pocket expenses. In addition, Georgeson Shareholder Communications, Inc. will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy materials to such beneficial owners and the Company will reimburse Georgeson Shareholder Communications, Inc. for the expenses. Solicitation of proxies by mail may be supplemented by Internet, telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

     This Proxy Statement and the accompanying proxy are being mailed on or about May 10, 2001 to all Stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report to Stockholders for the fiscal year ended December 31, 2000 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 31, 2001 concerning the beneficial ownership of the Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 10, and all directors and current executive officers as a group.

                                                                 SHARES BENEFICIALLY
                                                                      OWNED (1)
                                                              -------------------------
                     NAME AND ADDRESS**                        NUMBER           PERCENT
                     ------------------                       ---------         -------
Liberty Wanger Asset Management, L.P........................  1,054,100(2)        9.0%
227 West Monroe Street, Suite 3000
Chicago, IL 60606
Wellington Management Co., L.P..............................    667,500(3)        5.7%
75 State Street
Boston, MA 02109
Capital Group International, Inc............................  1,182,500(4)       10.1%
11100 Santa Monica Blvd., Suite 1500
Los Angeles, CA 90025
J.P. Morgan Chase & Co......................................    842,105(5)        7.2%
270 Park Avenue
New York, NY 10017
Bruce Bent Associates, Inc..................................    792,300(6)        6.8%
950 Third Avenue
New York, NY 10022-2705
Matthew P. Lawlor...........................................  1,529,982(7)       12.9%
7600 Colshire Drive
McLean, VA 22102
George M. Middlemas.........................................    612,932(8)        5.2%
225 West Washington
Suite 1450
Chicago, IL 60606
Ervin R. Shames.............................................     12,500(9)          *
Barry D. Wessler............................................     11,509(10)         *
David A. O'Connor...........................................     38,791(11)         *
Joseph J. Spalluto..........................................     57,793(12)         *
Michael H. Heath............................................    107,085(13)         *
Thomas S. Johnson...........................................     87,963(14)         *
Carl D. Blandino............................................     52,190(15)         *
Alex J. Seltzer.............................................    332,742(16)       2.8%
Raymond T. Crosier..........................................    156,390(17)       1.3%
All directors and current executive officers as a group (11
  persons)..................................................  2,999,877          23.9%

---------------
  * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

 ** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

 (1) The number of shares of Common Stock issued and outstanding on March 31, 2001 was 11,680,377. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at March 31, 2001, plus shares of Common Stock subject to options held by such person at March 31, 2001 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

 (2) This information is based solely on a Schedule 13G/A filed by Liberty Wanger Asset Management, L.P. with the Securities and Exchange Commission on February 14, 2001. The Company's shares of Common Stock have been acquired on behalf of discretionary clients of Liberty Wanger Asset Management, L.P., including Liberty Acorn Trust which beneficially owns 666,000 shares of Common Stock.

 (3) This information is based solely on a Schedule 13G/A filed by Wellington Management Co., L.P. with the Securities and Exchange Commission on February 13, 2001. Clients of Wellington Management Co., L.P, own the shares of record. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. Except for First Financial Fund, Inc., no such client is known to have such right or power with respect to more than five percent of the Common Stock outstanding.

 (4) This information is based solely on a Schedule 13G/A filed by Capital Group International, Inc. with the Securities and Exchange Commission on February 12, 2001. Capital Group International, Inc. is the parent holding company of the Capital Guardian Trust Company, a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. Capital Guardian Trust Company may be deemed to be the beneficial owner of 1,182,500 shares of Common Stock pursuant to Rule 13d-3. Capital Group International, Inc. and Capital Guardian Trust Company disclaim beneficial ownership of 1,182,500 shares of Common Stock pursuant to Rule 13d-4 of the Securities Exchange Act.

 (5) This information is based solely on a Schedule 13G filed by J.P. Morgan Chase & Co. with the Securities and Exchange Commission on February 8, 2001. Clients of J.P. Morgan Chase & Co. own the shares of record. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of the Common Stock outstanding.

 (6) This information is based solely on a Schedule 13G filed by Bruce Bent Associates, Inc. with the Securities and Exchange Commission on January 30, 2001. Bruce Bent Associates, Inc., in its capacity as investment advisor, may be deemed the beneficial owner of these shares, which shares are owned by investment advisory client(s).

 (7) Includes 48,750 shares of Common Stock issuable pursuant to warrants exercisable within 60 days of March 31, 2001 and 107,071 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 31, 2001. Of the total shares, 82,684 shares are held of record by the Rosemary
     K. Lawlor Irrevocable Trust for which Mr. Lawlor serves as the Trustee, 85,956 shares are held of record by the Matthew P. Lawlor Irrevocable Trust and 8,910 shares are held of record by the Rosemary K. Lawlor, Mr. Lawlor's wife.

 (8) Includes 167,599 shares issuable pursuant to warrants exercisable within 60 days of March 31, 2001 and 22,151 shares issuable pursuant to options exercisable within 60 days of March 31, 2001. Of the total shares 244,486 are held of record by Apex Investment Fund II, L.P. of which 85,132 are issuable upon the exercise of warrants; 320,037 shares are held of record by Apex Investment Fund III, L.P. of which 72,756 are issuable upon the exercise of warrants and 26,258 shares are held of record by Apex Strategic Partners, LLC of which 9,711 are issuable upon the exercise of warrants. 22,151 shares issuable upon the exercise of options are held by Mr. Middlemas. Mr. Middlemas has shared voting and investment power of all the shares which he does not hold of record.

 (9) Includes 12,500 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001.

(10) Includes 7,500 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001.

(11) Includes 36,791 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001.

(12) Includes 8,296 shares issuable upon the exercise of warrants to purchase Common Stock and 26,792 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001. Of the total shares, 1,188 are held of record by Ellen Spalluto, Mr. Spalluto's wife.

(13) Includes 89,914 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001.

(14) Includes 4,918 shares issuable upon the exercise of warrants to purchase Common Stock and 26,792 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001.

(15) Includes 25,459 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001.

(16) Includes 157,772 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001.

(17) Includes 11,699 shares issuable upon the exercise of warrants to purchase Common Stock and 111,891 shares issuable upon the exercise of options to purchase Common Stock that are exercisable within 60 days of March 31, 2001. Of the total shares, 16,407 are held of record by Raymond T. Crosier Grantor Retained Annuity Trust of which 8,554 are issuable upon the exercise of warrants, and 1,000, 250 and 250 shares are held of record by Deborah Crosier (Mr. Crosier's wife), William Crosier, II (Mr. Crosier's son) and Jennifer Crosier (Mr. Crosier's daughter), respectively.

                                   MANAGEMENT

BOARD OF DIRECTORS

     Under the Company's Bylaws, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of eight members, classified into three classes as follows: George M. Middlemas, David A. O'Connor and Joseph S. Spalluto constitute a class with a term ending in 2002 (the "Class I directors"); Michael
H. Heath and Thomas S. Johnson constitute a class with a term ending in 2003 (the "Class II directors"); and Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler constitute a class with a term which expires at the upcoming Meeting (the "Class III directors"). At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

     The Board of Directors has voted to nominate Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler for election at the Meeting for a term of three years, to serve until the 2004 annual meeting of Stockholders, and until their respective successors have been elected and qualified. The Class I directors George M. Middlemas, David A. O'Connor, Joseph J. Spalluto, and the Class II directors Michael H. Heath and Thomas S. Johnson will serve until the annual meetings of Stockholders to be held in 2002 and 2003, respectively, and until their respective successors have been duly elected and qualified.

     If the nominees are unable or decline to serve at the time of the Meeting, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may decide to reduce the size of the Board of Directors to eliminate any vacancy. At this time, we know of no reason why any nominee might be unavailable to serve.

     Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

                  NAME                    AGE                 POSITION WITH THE COMPANY
                  ----                    ---                 -------------------------
Matthew P. Lawlor.......................  53    Chairman of the Board and Chief Executive Officer
Ervin R. Shames (1).....................  60    Director
Barry D. Wessler (2)....................  57    Director
George M. Middlemas (1).................  54    Director
David A. O'Connor (1)...................  66    Director
Joseph J. Spalluto (2)..................  42    Director
Michael H. Heath (2)....................  59    Director
Thomas S. Johnson (2)...................  60    Director

---------------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     Matthew P. Lawlor has served as Chairman and Chief Executive Officer since March 1989. Mr. Lawlor started his career as a project engineer with RCA. After completing his graduate business education in 1973, he joined Chemical Bank, where he later headed its leading regional consumer branch division and its international equity investment company. In 1980, he served as a Presidential Exchange Executive with the White House. He formed US Multitrade in 1981, a venture development firm noted for the seed financing of RSA Security, Inc., (formerly Security Dynamics Technology, Inc.) and other emerging growth companies. He later co-founded the Company, and currently serves on the Board of Directors of the Electronic Funds Transfer Association ("EFTA") where he chairs its eFinancial Enablers Council, a group of senior executives whose firms supply Internet products and services to financial institutions. Mr. Lawlor has a BS in mechanical engineering from the University of Pennsylvania and an MBA from Harvard University.

     Michael H. Heath, a Director since March 1989, served as President of the Company from January 1995 to October 1997. Mr. Heath has held positions both in and outside of the financial services industry. He is the former President of MediaNews, which owned the Denver Post and the Houston Post; and President of The Record, a New Jersey-based regional newspaper and broadcast company. Mr. Heath also worked in a variety of senior management positions with Chemical Bank, including a consumer branch division. Mr. Heath received his BA from Williams College and an MBA from Harvard University.

     Thomas S. Johnson, a Director since May 1994, has served as Chairman and Chief Executive Officer of GreenPoint Bank and GreenPoint Financial Corp. since August 1993. GreenPoint Bank and GreenPoint Financial Corp. is a large thrift and specialty mortgage originator based in New York. Mr. Johnson formerly served as President of Chemical Banking Corporation from 1983 to 1989, and as President of Manufacturers Hanover Trust Company from 1989 to 1991. Mr. Johnson is a director of R.R. Donnelley & Sons Company, Alleghany Corporation and GreenPoint Financial Corp. He holds a BA from Trinity College and an MBA from Harvard University.

     George M. Middlemas, a Director since June 1997, is a Managing General Partner of Apex Venture Partners ("Apex"), a venture partner company invests in technology companies. He has been a venture capital investor since 1979. Prior to joining Apex, Mr. Middlemas was a senior vice president and principal with Inco Venture Capital Management and a vice president and member of the investment committee of Citicorp Venture Capital. He was instrumental in the founding of America Online and RSA Security, Inc., (formerly Security Dynamics Technologies, Inc.) Mr. Middlemas is a director of DigitalGoods.com, Inc., Qorus.com, Data Critical Corporation, Tut Systems and Pure Cycle. Mr. Middlemas holds a BA in both history and political science from Pennsylvania State University, an MA in political science from the University of Pittsburgh, and an MBA from Harvard University.

     David A. O'Connor, a Director since April 1996, is an EFT industry consultant. He was a Vice Chairman of Honor Technologies, one of the largest ATM networks in the nation from 1997 to 1998. Mr. O'Connor was previously President of CashFlow, Inc., an electronic banking subsidiary of Sovran Financial Services (now NationsBank) and one of the first shared ATM networks. Later, Mr. O'Connor served as President and CEO of Internet, Inc., owner of MOST, which was the nation's fifth largest ATM network before merging with Honor Technologies. Mr. O'Connor served on the Board of Directors of the Electronic Funds Transfer Association and served as its chairman. He also served as President of the Mid-Atlantic Exchange and Senior Vice President of Virginia National Bank. Mr. O'Connor holds a BS from American University.

     Ervin R. Shames, a Director since January 2000, is a visiting lecturer for consumer marketing at the University of Virginia's Darden School of Business. Mr. Shames formerly served as President and Chief Executive Officer of Borden, Inc., a large consumer marketing company, from 1993 through 1995. Prior to Borden, Mr. Shames served as President of General Foods USA and Kraft USA. He also served as Chairman, President and Chief Executive Officer of Stride Rite Corporation. Mr. Shames is currently serving on the Board of Directors of Select Comfort Corporation, where he is a member of the Audit Committee. Mr. Shames holds a BSBA from Florida University and an MBA from Harvard University.

     Joseph J. Spalluto, a Director since May 1995, is a Managing Director of Corporate Finance for Keefe Bruyette & Woods, Inc. since 1981, a national investment banking firm specializing in the financial services industry. Keefe, Bruyette & Woods, Inc. is an investor in the Company and has participated in joint marketing. Mr. Spalluto received a BA from Amherst College and a JD from the University of Connecticut School of Law.

     Barry D. Wessler, a Director since May 2000, is widely known as one of the founders of the Internet as a result of his work in the late 1960s at the Advanced Research Projects Agency, where he directed the research for the design and implementation of the ARPANet (the forerunner of today's Internet). Since 1995, Dr. Wessler has used his expertise as an independent consultant to computer and communications corporations, including America Online, KDD America and Teleglobe Communications. From 1973 to 1982, Dr. Wessler co-founded GTE Telenet, a pioneering packet switch service company (now Sprint Data). Mr. Wessler founded and served from 1982 to 1994 as President and Chief Operating Officer of NetExpress, Inc., a market leader in international facsimile network products and services. Mr. Wessler, served as Chief Executive Officer from 1994 to 1995 for Plexsys International, a cellular telephone infrastructure manufac-turer. Dr. Wessler received his BSEE in 1965 and MSEE in 1967 from MIT and his Ph.D. in Computer Science from the University of Utah in 1973.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     Meeting Attendance. During the fiscal year ended December 31, 2000, there were eight meetings of the Board of Directors, and the various committees of the Board of Directors met a total of five times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2000.

     Audit Committee. The Audit Committee, which met four times in fiscal 2000, has four members, Michael H. Heath (Chairman), Thomas S. Johnson, Joseph J. Spalluto and Barry D. Wessler. The Audit Committee reviews the engagement of the Company's independent auditors, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please see also the report of the Audit Committee set forth elsewhere in this Proxy Statement.

     Compensation Committee. The Compensation Committee, which met five times during fiscal 2000, has three members, Ervin R. Shames (Chairman), George M. Middlemas and David A. O'Connor. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. Please see also the report of the Compensation Committee set forth elsewhere in this Proxy Statement. The Compensation Committee administers the Company's 1999 Stock Option Plan.

     Nominating Committee. The Company does not have a standing Nominating Committee.

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee during the year ended December 31, 2000, consisted of Ervin R. Shames, George M. Middlemas and David A. O'Connor. Each was a member of the Board of Directors as of December 31, 2000 and none is an employee. None of the executive officers serves as a member of the Compensation Committee or other board committee performing equivalent functions of another corporation.

COMPENSATION OF DIRECTORS

     Currently, we have not compensated our Directors with directors' fees or retainers, however, non-employee directors are compensated through stock options. Specifically, we grant each non-employee director an option to purchase 7,500 shares of Common Stock (with an exercise price at the fair market value of the Common Stock at the time of grant) for each year of service. In addition, we do reimburse Directors for related travel expenses incurred to attend meetings of the Board of Directors. The Compensation Committee is currently reviewing Board of Director compensation to determine whether it is comparable to the Company's peer groups, and may recommend a change in Board of Director compensation based on its review.

EXECUTIVE OFFICERS

     The names of, and certain information regarding, executive officers of the Company who are not also directors are set forth below. None of the executive officers has an employment agreement with the Company and the executive officers serve at the pleasure of the Board of Directors.

                 NAME                    AGE                           POSITION
                 ----                    ---                           --------
Raymond T. Crosier.....................  46    President, Chief Operating Officer
Carl D. Blandino.......................  50    Executive Vice President, Chief Financial Officer
Alex J. Seltzer........................  48    Executive Vice President, Chief Information Officer

     Raymond T. Crosier joined the Company in January 1996 and in January 2001 he was elected as President and Chief Operating Officer. He is responsible for managing the Company's day to day operations.

He has 23 years of experience with the financial services industry. Before joining the Company, he served as Vice President of Sales and Customer Service for TeleCheck International, a check verification and guarantee firm, from 1990 to 1996. TeleCheck was a subsidiary of First Financial International Corp., which later merged with First Data Corp. He served in a variety of other management positions at TeleCheck, including its national account division from 1989 to 1990 and its regional marketing divisions from 1977 to 1989. Mr. Crosier received a BS in Psychology from the University of Virginia.

     Carl D. Blandino re-joined the Company in February 2000 as Executive Vice President and Chief Financial Officer. He is responsible for corporate accounting and finance, legal affairs, investor relations, administration and human resources and recruiting. Mr. Blandino has 21 years of professional experience in financial disciplines, including various high technology and software companies and public accounting experience. Mr. Blandino most recently served as Chief Financial Officer and Senior Vice President of Administration of Segue Corporation, a publicly-held electronic commerce software provider from 1998 to 1999. In 1997, Mr. Blandino served as Chief Financial Officer for Per Se' Technologies, an Atlanta-based health care systems integrator and software provider. For five years prior to his position with Per Se' Technologies, he worked for Online Resources and served as head of bill payment and call center operations. Mr. Blandino is a CPA and worked for 12 years in public accounting for Coopers & Lybrand and Deloitte Haskins & Sells. Mr. Blandino received a BS in Finance & Accounting from Robert Morris College.

     Alex J. Seltzer joined the Company in January 1991 and currently serves as Executive Vice President and Chief Information Officer. He was responsible for our information systems and technology strategy and more recently is exploring e-commerce applications of the Company's real-time processing capabilities and related intellectual property. Mr. Seltzer has 21 years experience in information and computer systems. He formerly headed systems integration at NetExpress (a large facsimile network later acquired by Canon) from 1987 to 1989 and designed and developed security solutions for United Software Security. He also served with Telenet from 1976 to 1977, Data Resources from 1973 to 1976, and Strategic Planning Associates from 1980 to 1989. Mr. Seltzer has a BS in Computer Science from Massachusetts Institute of Technology and an MBA from Stanford University.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth summary information as to compensation earned by the Company's Chief Executive Officer and each of the three other most highly compensated executive officers who were employed by the Company at the end of the fiscal year ended December 31, 2000 (collectively, the "named executive officers") for services rendered to the Company in all capacities during the three fiscal years ended December 31, 2000. The table includes an additional executive who would have been among the four most highly compensated executive officers except for the fact that although he remains employed by the Company he was not serving as an executive officer of the Company as of the end of the fiscal year ended December 31, 2000.

                                                                         LONG-TERM
                                               ANNUAL COMPENSATION      COMPENSATION
                                            -------------------------   ------------
                                                                         SECURITIES
                                                                         UNDERLYING     ALL OTHER
       NAME AND PRINCIPAL POSITION          YEAR    SALARY     BONUS      OPTIONS      COMPENSATION
       ---------------------------          ----   --------   -------   ------------   ------------
Matthew P. Lawlor.........................  2000   $206,250   $63,000       6,500        $  303(3)
  Chief Executive Officer and               1999    150,000    50,000     129,819           303(3)
  Chairman of the Board                     1998    124,000    33,500      17,821           272(3)
Raymond T. Crosier........................  2000   $179,167   $59,353       6,500        $  303(3)
  President and Chief Operating Officer     1999    148,521    35,677      64,475           303(3)
                                            1998    117,094    52,500      31,409           303(3)
Carl D. Blandino..........................  2000   $132,801   $33,449      81,000        $7,064(4)
  Executive Vice President, Chief
     Financial
  Officer and Corporate Secretary(1)
Alex J. Seltzer...........................  2000   $162,917   $39,626       6,000        $  303(3)
  Executive Vice President and              1999    146,167    31,656      77,409           303(3)
  Chief Information Officer                 1998    116,000    24,500       3,920           303(3)
Ronald J. Bergamesca......................  2000   $135,335   $28,536       6,000        $  303(3)
  Senior Vice President-Marketing(2)        1999    125,333    15,000      27,862           303(3)
                                            1998     17,969        --      26,167              --

---------------
(1) Mr. Blandino joined the Company in February 2000. Mr. Blandino's fiscal 2000 base salary was $158,000.

(2) Ronald J. Bergamesca was no longer serving as an executive officer of the Company as of the end of the fiscal year ended December 31, 2000 but remains Senior Vice President- Marketing of the Company.

(3) Consists of premium amount paid by the Company for group life insurance on behalf of the named executive officer.

(4) Consists of relocation expenses paid by the Company on behalf of the named executive officer.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding each stock option granted during fiscal year 2000 to each of the named executive officers.

                                               INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                             -----------------------------------------------------      VALUE AT ASSUMED
                               NUMBER OF      % OF TOTAL                              ANNUAL RATES OF STOCK
                              SECURITIES       OPTIONS      EXERCISE                 PRICE APPRECIATION FOR
                              UNDERLYING      GRANTED TO     OR BASE                     OPTION TERM(5)
                                OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
           NAME              GRANTED(#)(1)   FISCAL YEAR    ($/SHARE)      DATE          5%          10%
           ----              -------------   ------------   ---------   ----------   ----------   ----------
Matthew P. Lawlor..........     6,500(2)         0.8%        $ 3.81      11/09/07     $ 10,090     $ 23,513
Raymond T. Crosier.........     6,500(2)         0.8%        $ 3.81      11/09/07     $ 10,090     $ 23,513
Carl D. Blandino...........    40,000(3)         4.9%        $17.50       2/24/07     $284,970     $664,102
                               35,000(4)         4.3%         17.50       2/24/10      385,198      976,167
                                6,000(2)         0.7%          3.81      11/09/07        9,314       21,705
Alex J. Seltzer............     6,000(2)         0.7%        $ 3.81      11/09/07     $  9,314     $ 21,705
Ronald J. Bergamesca.......     6,000(2)         0.7%        $ 3.81      11/09/07     $  9,314     $ 21,705

---------------
(1) The options were granted pursuant to the Company's 1999 Stock Option Plan (the "Plan").

(2) Non-qualified stock option with an exercise price equal to the fair market value on the date of grant. The option vests in 12 months and has a term of 7 years.

(3) Incentive stock option vests 25% annually for 4 years and has a term of 7 years.

(4) Incentive stock option vests 10% annually for 10 years and has a term of 10 years.

(5) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the exercises of options by each of the named executive officers during the 2000 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING             VALUE OF THE UNEXERCISED
                               SHARES                      UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                              ACQUIRED                     AT FISCAL YEAR-END           AT FISCAL YEAR-END(2)
                                 ON         VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              --------   -----------   -----------   -------------   -----------   -------------
Matthew P. Lawlor...........       --           --        84,037        107,750             --          --
Raymond T. Crosier..........       --           --       100,997         66,219             --          --
Carl D. Blandino............       --           --         9,282         81,000             --          --
Alex J. Seltzer.............   40,000     $257,600       141,167         66,750        $91,374          --
Ronald J. Bergamesca (3)....       --           --        19,919         40,154             --          --

---------------
(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because the shares were not sold on exercise but continue to be held by Mr. Seltzer. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $2.00, the closing sale price per share of the Company's Common Stock as reported in the NASDAQ National Market on December 31, 2000.

(3) Ronald J. Bergamesca was no longer serving as an executive officer of the Company as of the end of the fiscal year ended December 31, 2000 but remains Senior Vice President- Marketing of the Company.

CHANGE-IN-CONTROL ARRANGEMENTS

     The 1999 Stock Option Plan provides that, upon a change in control, unvested options issued under the plan vest and become immediately exercisable for a period of one year after such occurrence.

PERFORMANCE GRAPH

     The following graph compares the annual percentage change in the Company's cumulative total stockholder return on its Common Stock during a period commencing on June 4, 1999 when the Company went public and ending on December 31, 2000 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of the Russell 2000 Index and S&P Computer Software & Services Index during such period. The Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. Prior to June 4, 1999, the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the NASDAQ Online, Frank Russell Company and Standard & Poor, a division of The McGraw-Hill Companies, sources believed by the Company to be reliable, but the Company is not responsible for any errors or omissions in such information.

                                 [LINE GRAPH]

                                                    ONLINE RESOURCES                                     S&P COMPUTER SOFTWARE &
                                                       CORPORATION                RUSSELL 2000               SERVICES INDEX
                                                    ----------------              ------------           -----------------------
06/04/99                                                 100.00                      100.00                      100.00
06/30/99                                                  96.44                      102.67                      110.30
09/30/99                                                  98.67                       94.64                      112.39
12/31/99                                                 118.22                       96.09                      158.74
03/31/00                                                 122.23                       98.36                      151.55
06/30/00                                                  45.78                      101.71                      108.09
09/30/00                                                  26.67                      109.18                      109.34
12/31/00                                                  14.22                      118.03                       75.00

                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee is comprised solely of non-employee members of the Board of Directors and consists of Ervin R. Shames, George M. Middlemas and David A. O'Connor. The Compensation Committee makes recommendations to the Board of Directors concerning the compensation and benefits of the Company's directors, executive officers and key employees, and acts on such other matters relating to their compensation as it deems appropriate. The Compensation Committee administers the Company's 1999 Stock Option Plan, pursuant to which incentive stock options and non-statutory stock options may be granted to eligible employees, directors and consultants. The Compensation Committee also administers the Company's executive and key employee incentive plan, pursuant to which eligible employees may be granted incentive compensation for achievement of the Company and individual performance targets.

     Compensation Objectives. The Committee considers the following objectives in setting base salary and benefits and some of the following objectives in determining bonuses and long-term incentives for executives:

     - establishing base salaries at a competitive average within our industry;

     - rewarding the achievement of our annual and long-term strategic goals;

     - retaining executive officers by offering competitive compensation and benefits at a competitive level with other executives in our industry; and

     - providing additional motivation for the executive officers to enhance stockholder value by linking a portion of the compensation package to the performance of our Common Stock.

     - rewarding achievement of individual performance targets.

     Executive Compensation Program Components.

     The three principal components of executive compensation are base salary, annual incentive bonuses, and long-term incentive compensation under our 1999 Stock Option Plan. Each of these components is discussed as follows:

     BASE SALARY. The Compensation Committee's recommendations regarding the base salary of the executive officers of the Company, including the compensation of the Chairman of the Board and Chief Executive Officer, are based on a number of factors, including each executive officers' experience and qualifications, the potential impact of the individual on the Company's performance, the level of skill and responsibilities and the other factors described above. Base salaries are reviewed annually, and the Compensation Committee seeks to set executive officer base salaries at competitive levels in relation to the companies with which the Company competes for executives. Base salaries for the executive officers were increased in fiscal 2000 in order to retain key members of the management team to pursue the Company's plans.

     ANNUAL INCENTIVE BONUSES. The Company's annual incentive bonus program is designed to provide a direct financial incentive to the Company's executive officers, including the Chief Executive Officer, as well as other key employees, for achievement of specific Company and individual performance goals. Consistent with the Company's executive and key employee incentive program, at the beginning of each fiscal year, the Compensation Committee determines:

     - The employees by grade level that are eligible to participate in the plan for the year;

     - The annual corporate performance goals for the year; and

     - For each eligible employee, the target bonus level as a percentage of base compensation, the portion of the target bonus level that is based on achievement of Company performance goals, and the portion of the target bonus level that is based on achievement of individual performance goals.

     In fiscal 2000, the Compensation Committee established incentive bonus compensation for executive officers and other key employees based on the Company's targeted revenue, gross profit margin, service quality index and operating efficiencies as measured by cost/transaction and targeted SG&A levels. Separate targets were established for the first half and the second half of the year.

     LONG-TERM INCENTIVE COMPENSATION. The Compensation Committee believes that stock ownership is a significant incentive in aligning the interests of the executives and the stockholders. Consistent with industry standards, upon hiring, executives may be granted a number of options in an amount larger than the average grant given executives in any year and with different terms and vesting schedules. During fiscal 2000, the Company granted stock options to all of its executive officers under its 1999 Stock Option Plan, and such grants are set forth in the Stock Option Grants Table under the Executive Compensation section of this Proxy Statement. A portion of the total stock options granted to executive officers in 2000 vest 25% each year for 4 years and expire after 7 years, performance based options vest 100% after one year and expire after 7 years and other stock options granted to executive officers vest 10% each year (with accelerated vesting schedule, should the Company's stock outperform an index of comparable companies) for 10 years and expire after 10 years. Stock option grants under the 1999 Stock Option Plan were allocated by the Compensation Committee based upon past and present performance and future potential value of such executive officer's service to the Company. The Compensation Committee made additional awards to certain executive officers during the year based on compensation evaluations made during the year.

     CHIEF EXECUTIVE OFFICER. The Chief Executive Officer's compensation evaluation included consideration of his leadership qualities, experience in the electronic commerce services industry and the results of the Company's performance. At the recommendation of the Compensation Committee the Board of Directors awarded the Chief Executive Officer a cash bonus of $63,000 for the fiscal year ended December 31, 2000. The Chief Executive Officer was granted options for 6,500 shares of Common Stock.

     The goal of our compensation structure is to be certain that all executives are compensated consistent with the above guidelines and to assure that all reasonable and possible efforts are being exerted to maximize stockholder value. Compensation levels will be reviewed as frequently as necessary to ensure this result.

                                          Members of the Online Resources
                                          Corporation Compensation Committee

                                          Ervin R. Shames, Chairman
                                          George M. Middlemas
                                          David A. O'Connor

                           REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ National Market System, has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2000, the Audit Committee took the following actions:

     - Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and Ernst & Young LLP, the Company's independent auditors.

     - Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     - Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     - Reviewed and discussed quarterly financial results.

     - Discussed and approved the adoption of SEC's Staff Accounting Bulletin 101 regarding revenue recognition.

     - Reviewed the Privacy Policy and the Information Security Policy.

     - Reviewed internal controls and SAS 70 report, a report on controls placed in operation and tests of operating effectiveness.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Members of the Online Resources
                                          Corporation Audit Committee

                                          Michael H. Heath, Chairman
                                          Thomas S. Johnson
                                          Joseph J. Spalluto
                                          Barry D. Wessler

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the directors and executive officers filed their initial reports of ownership on Form 3 and changes in ownership reports on Form 4 after the required filing date with the Securities and Exchange Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 2000, we had a promissory note outstanding with Alex J. Seltzer in the amount of $62,004. The promissory note was issued to Mr. Seltzer in connection with the exercise of stock options. The promissory note carries an interest rate of 6% per annum and is repayable.

     The Company paid Keefe, Bruyette & Woods, Inc. $70,000 in connection with certain services rendered to the Company in connection with its offering of $20 million of convertible subordinated notes. Mr. Joseph J. Spalluto, one of our directors is a managing director of Keefe, Bruyette & Woods. These services consisted primarily of identifying potential purchasers who would be interested in participating in the offering.

     The Company received approximately $341,000 for services rendered to GreenPoint Bank and GreenPoint Financial Corp. during fiscal 2000. Mr. Thomas S. Johnson, one of our directors, is Chairman and Chief Executive Officer of GreenPoint Bank and GreenPoint Financial Group.

                             ELECTION OF DIRECTORS
                                (NOTICE ITEM 1)

     Under the Company's Bylaws, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of eight members, classified into three classes as follows: George M. Middlemas, David A. O'Connor and Joseph S. Spalluto constitute a class with a term ending in 2002 (the "Class I directors"); Michael
H. Heath and Thomas S. Johnson constitute a class with a term ending in 2003 (the "Class II directors"); and Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler constitute a class with a term which expires at the upcoming Meeting (the "Class III directors"). At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

     The Board of Directors has voted to nominate, Matthew P. Lawlor, Ervin R. Shames and Barry D. Wessler as Class III directors for election at the Meeting for a term of three years, to serve until the 2004 annual meeting of Stockholders, and until their respective successors have been elected and qualified. The Class I directors George M. Middlemas, David A. O'Connor, Joseph
J. Spalluto, and the Class II directors Michael H. Heath and Thomas S. Johnson will serve until the annual meetings of Stockholders to be held in 2002 and 2003, respectively, and until their respective successors have been duly elected and qualified.

     If the nominees are unable or decline to serve at the time of the Meeting, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may decide to reduce the size of the Board of Directors to eliminate any vacancy. At this time, we know of no reason why any nominee might be unavailable to serve.

     Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

     MATTHEW P. LAWLOR, 53, has served as Chairman and Chief Executive Officer since March 1989. Mr. Lawlor started his career as a project engineer with RCA. After completing his graduate business education in 1973, he joined Chemical Bank, where he later headed its leading regional consumer branch division and its international equity investment company. In 1980, he served as a Presidential Exchange Executive with the White House. He formed US Multitrade in 1981, a venture development firm noted for the seed financing of RSA Security, Inc., (formerly Security Dynamics Technology, Inc.) and other emerging growth companies. He later co-founded the Company, and currently serves on the Board of Directors of the Electronic Funds Transfer Association where he chairs its eFinancial Enablers Council, a group of senior executives whose firms supply Internet products and services to financial institutions. Mr. Lawlor has a BS in mechanical engineering from the University of Pennsylvania and an MBA from Harvard University.

     ERVIN R. SHAMES, 60, a Director since January 2000, is a visiting lecturer for consumer marketing at the University of Virginia's Darden School of Business. Mr. Shames formerly served as President and Chief Executive Officer of Borden, Inc., a large consumer marketing company, from 1993 through 1995. Prior to Borden, Mr. Shames served as President of General Foods USA and Kraft USA. He also served as Chairman, President and Chief Executive Officer of Stride Rite Corporation. Mr. Shames is currently serving on the Board of Directors of Select Comfort Corporation, where he is a member of the Audit Committee. Mr. Shames holds a BSBA from Florida University and an MBA from Harvard University.

     BARRY D. WESSLER, 57, a director since May 2000, is widely known as one of the founders of the Internet as a result of his work in the late 1960s at the Advanced Research Projects Agency, where he directed the research for the design and implementation of the ARPANet (the forerunner of today's Internet). Since 1995, Dr. Wessler has used his expertise as an independent consultant to computer and communications corporations, including America Online, KDD America and Teleglobe Communications. From 1973 to 1982, Dr. Wessler co-founded GTE Telenet, a pioneering packet switch service company (now Sprint Data). Mr. Wessler founded and served from 1982 to 1994 as President and Chief Operating Officer of NetExpress, Inc., a market leader in international facsimile network products and services. Mr. Wessler, served as Chief

Executive Officer from 1994 to 1995 for Plexsys International, a cellular telephone infrastructure manufacturer. Dr. Wessler received his BSEE in 1965 and MSEE in 1967 from MIT and his Ph.D. in Computer Science from the University of Utah in 1973.

     Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

     A plurality of the votes of the shares present in person or represented by proxy at the Meeting is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MATTHEW P. LAWLOR, ERVIN
R. SHAMES AND BARRY D. WESSLER AS CLASS III DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                             1999 STOCK OPTION PLAN

                                (NOTICE ITEM 2)

GENERAL

     On January 11, 2001, the Board of Directors adopted by resolution an amendment to the 1999 Stock Option Plan, as amended, to increase the number of shares reserved for issuance thereunder by 500,000 from 1,457,708 shares to 1,957,708 and on May 1, 2001, the Board of Directors adopted by resolution an additional amendment to the 1999 Stock Option Plan, as amended, to further increase the number of shares reserved for issuance thereunder by an additional 528,309 shares from 1,957,708 to 2,486,017. The shares approved in the January increase were reserved for issuance to non-executive officers and directors with the condition that if the Company determined to grant any options from such increase to executive officers (as defined in Section 16 of the Securities Exchange Act) or directors, the Company would seek stockholder approval of that portion of the increase to be used for grants to officers and directors. The Company proposes to allocate 71,691 shares of the January increase for options to be issued to executive officers. These 71,691 shares plus the additional 528,309 increase total an aggregate of 600,000 shares for which stockholder approval is being requested.

     The Plan may be amended by the Board of Directors provided that any amendment approved by the Board of Directors that is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, is subject to obtaining such Stockholder approval. The Board believes that the increase is advisable to provide the Company with the flexibility needed to attract, retain and motivate employees, officers, directors and consultants. All employees, officers and consultants of the Company and the members of the Board of Directors are eligible to participate in the Plan.

MATERIAL FEATURES OF THE PLAN

     The following summary of the terms of the 1999 Stock Option Plan is qualified in its entirety by reference to the actual plan.

     The Company believes that employee ownership of Company Common Stock is an essential tool in aligning the interests of our employees with the interests of our other stockholders. Since our founding in 1989, management and other employees have taken a substantial portion of their compensation in the form of stock options. As the Company built its business and financial resources, the Board of Directors progressively increased the use of cash compensation as a proportion of total compensation. The Company nonetheless believes that the continued use of stock options is an essential part of its ability to attract and retain key executives and employees and to align the interests of the key executives and employees with the interests of the stockholders. The additional 528,309 shares proposed to be added to the 1999 Stock Option Plan allows the Board of Directors to proceed with approval of options to be granted in 2001 and will provide the Board of Directors with the flexibility to attract and retain key management and employees. The approval of the allocation of 71,691 shares for issuance to executive officers of the 500,000 share increase approved by the Board of Directors in January 2001 will allow the Board of Directors to proceed with option grants to key executive officers under the Company's planned 2001 Management Bonus Incentive Plan, a cash and stock bonus plan designed by the Compensation Committee to align the interests of executive officers with that of the stockholders by rewarding the executives and other members of management for Company performance as measured by certain objective performance targets. All employees, and directors of the Company and its affiliates (approximately 400 people) are eligible to participate in the Plan.

     The 1999 Stock Option Plan is administered by our Compensation Committee, which is authorized, subject to the provisions of the 1999 Stock Option Plan, to grant awards and establish rules and regulations as it deems necessary for the proper administration of Stock Option Plan and to make whatever determinations and interpretations it deems necessary or advisable.

     Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

     The 1999 Stock Option Plan also permits the granting of limited rights simultaneously with the grant of any option to an employee or director. Limited rights become exercisable in the event of a change in control of the Company. Upon exercise, the option holder will be entitled to receive in lieu of purchasing the Common Stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the limited right.

     The aggregate fair market value (determined at the time of grant) of shares of Common Stock issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan may not be granted at an exercise price less than 85% of the fair market value of the Common Stock on the date of grant. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting capital stock of the Company. Unless otherwise determined by the Compensation Committee, an option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of interstate succession or pursuant to a domestic relations order.

     Unless otherwise determined by the Compensation Committee, upon the termination of an optionee's employment or service for any reason other than Disability. Termination for Cause (each as defined in the Plan) or death, the optionee's stock options shall be exercisable only as to those shares that were immediately exercisable by the optionee at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement (as defined in the Plan), stock options shall be exercisable for a period of one year. In the event of a Change in Control (as defined in the Plan) or in the event of termination of the optionee's employment or service for Disability or death, all options held by such optionee shall immediately vest and be exercisable for one year after such termination of service, and , in the event of a Termination for Cause, all rights under the optionee's option shall expire immediately upon such Termination for Cause.

     As of December 31, 2000, an aggregate of 1,579,100 shares are issuable upon the exercise of options outstanding under the Plan. On March 31, 2001, the closing market price per share of the Company's Common Stock was $1.75, as reported in the NASDAQ National Market System.

FEDERAL INCOME TAX CONSIDERATIONS

     The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Plan:

     INCENTIVE STOCK OPTIONS. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includable in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long-term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. Such gain will be eligible for the 20 percent maximum rate if the shares have been held for more than 12 months after option exercise. If the shares are disposed of prior to the expiration of the ISO holding period (a "disqualifying disposition"), the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

     NON-QUALIFIED STOCK OPTIONS. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

OPTION INFORMATION

     Pursuant to the terms of the Plan, it is presently determinable that the following options will be granted by the Company under the Plan:

                               NEW PLAN BENEFITS

                             1999 STOCK OPTION PLAN

                                                                NUMBER OF SHARES
                                                                   COVERED BY
                     NAME AND POSITION                        OPTIONS TO BE GRANTED
                     -----------------                        ---------------------
Matthew P. Lawlor, Chief Executive Officer and Chairman of
  the Board.................................................          23,897(1)
Raymond T. Crosier, President, Chief Operating Officer......          23,897(1)
Carl D. Blandino, Executive Vice President, Chief Financial
  Officer...................................................          23,897(1)
Alex J. Seltzer, Executive Vice President and Chief
  Information Officer.......................................              --
Ronald J. Bergamesca, Senior Vice President -- Marketing....          12,745(4)
All current executive officers as a group...................          71,691
All current directors who are not executive officers as a
  group.....................................................          52,500(2)(4)
All employees, including all current officers who are not
  executive officers, as a group............................         384,821(3)(4)

---------------
1. Consists of non-qualified stock options granted under the Company's management bonus incentive plan established for 2001. Under the plan, the options vest on the tenth anniversary of the grant date provided the optionee continues at that time to be an employee of the Company. However, vesting of a portion of the options may be accelerated and vest as of December 31, 2001. The percentage of options accelerated will be tied to the Company's performance with respect to certain pre-determined fiscal 2001 performance criteria. If the Company does not meet a pre-established minimum performance level, no options will receive accelerated vesting. In addition, if the Company surpasses the pre-determined performance threshold, the named executive officer will be granted additional options covering up to a maximum of 8,364 additional shares. The exercise price for these options is $3.06 per share. These options are contingent on stockholder approval of Proposal 2.

2. Consists of non-qualified stock options to purchase 7,500 shares of Common Stock to be granted to each non-employee director during the year ending December 31, 2001 in accordance with the Company's compensation policy for directors. The options will vest in full in one year from the date of the grant. Each of these options will have an exercise price equal to the fair market value of the Common Stock as of the date of grant. The Compensation Committee is currently evaluating the level of director compensation, however at the present time it not determinable whether any increase in the number of options to be granted to non-employee directors will be recommended. These options are not dependent on the stockholders approval of Proposal 2.

3. Consists of non-qualified stock options granted under the Company's management and non-management bonus incentive plans. The terms of options under the management plan is described under footnote 1 above. Under the non-management plan, the options vest on the tenth anniversary of the grant date provided the optionee continues at that time to be an employee of the Company. However, vesting of a portion of the options may be accelerated and vest as of June 30, 2001. The percentage of options accelerated will be tied to the achievement of certain pre-determined personal achievement goals for fiscal 2001. If the optionee achieves less than 50% of his or her individual performance goals, no options will receive accelerated vesting. The exercise price for these options is $3.06 per share. Options for 12,745 shares granted to Mr. Bergamesca are included in the category "all employees, including all current officers who are not executive officers, as a group".

4. These options are not dependent on the stockholders approval of Proposal 2.

     The following table sets forth as of March 31, 2001, certain information with respect to all options granted under the 1999 Plan to the following individuals and groups since it was adopted.

                                                              NUMBER OF SHARES   WEIGHTED AVERAGE
                                                                 COVERED BY       EXERCISE PRICE
                     NAME AND POSITION                        OPTIONS GRANTED       PER SHARE
                     -----------------                        ----------------   ----------------
Matthew P. Lawlor, Chief Executive Officer and Chairman of
  the Board.................................................        90,088            $12.19
Raymond T. Crosier, President, Chief Operating Officer......        67,227             12.54
Carl D. Blandino, Executive Vice President, Chief Financial
  Officer...................................................        83,677             16.09
Alex J. Seltzer, Executive Vice President and Chief
  Information Officer.......................................        89,568             11.98
Ronald J. Bergamesca, Senior Vice President -- Marketing....        44,465              9.53
All Current executive officers as a group...................       330,560             13.19
All current directors who are not executive officers as a
  group.....................................................       130,680             10.64
All employees, including all current officers who are not
  executive officers, as a group............................     1,409,638              8.22

     The affirmative vote of a majority of the votes present or represented and entitled to vote at the Meeting is required to approve the 528,309 increase in the aggregate number of shares of Common Stock available under the Plan and to approve the allocation of 71,691 shares of the January increase to be used for grants to executive officers. The Company is seeking stockholder approval of an aggregate 600,000 shares.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 528,309 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN TO 2,486,017 SHARES AND APPROVAL OF THE ALLOCATION OF 71,691 OF THE SHARES APPROVED BY THE BOARD IN JANUARY FOR GRANTS TO EXECUTIVE OFFICERS, FOR AN AGGREGATE OF 600,000 SHARES TO BE APPROVED BY STOCKHOLDERS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT AND ALLOCATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                              INDEPENDENT AUDITORS
                                (NOTICE ITEM 3)

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. The Board proposes that the Stockholders ratify this appointment. Ernst & Young LLP audited the Company's financial statements for the fiscal year ended December 31, 2000. The Company expects that representatives of Ernst & Young LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  Audit Fees

     The Company incurred fees from Ernst & Young LLP a total of $157,000 for their audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for their quarterly reviews and the reviews of the Company's Quarterly Reports on Form 10-Q filed during the last fiscal year.

  Financial Information Systems Design and Implementation Fees

     During the Company's fiscal year ended December 31, 2000, Ernst & Young LLP did not render any information technology services to the Company.

  All Other Fees

     During the Company's fiscal year ended December 31, 2000, the Company incurred fees in a total of $214,750 for the following services provided by Ernst & Young LLP.

     Audit related:

     - SEC filing and private placement offering for $84,750

     - Consultations with the Company on various accounting matters for $27,000

     - SAS 70, Report on controls placed in operation and tests of operating effectiveness, for $94,000

     Non-audit related:

     - Information technology testing for $9,000

     The Audit Committee of the Board of Directors has considered whether the provision of the services described above under the caption All Other Fees is compatible with maintaining Ernst & Young LLP's independence.

     In the event that ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to ratify the appointment of the independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

     To be considered for inclusion in our proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 2001, a stockholder proposal must be received by the Corporate Secretary at our principal executive offices not later than January 8, 2001. Any such proposal will be subject to Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     Our Bylaws provide an advance notice procedure for a stockholder to properly bring a proposal before an annual meeting. The stockholder must give timely written notice to the Corporate Secretary. To be timely, a stockholder notice of the proposal must be delivered or mailed to and received at the principal executives office of the Company not less than ninety (90) days prior to the date of such annual meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, notice of the proposal by the stockholder must be received not later than the close of business on the tenth day following the date on which notice to stockholders of such annual meeting date was mailed or such public disclosure was made. Proposals received after such date will note be voted on at such annual meeting. If a proposal is received before that date, the proxies that management solicits for such annual meeting may still exercise discretionary voting authority on the stockholder proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. The notice of a proposal by a stockholder must include the stockholder's name and address, as the same appears in the Company's record of stockholders, a brief description of the proposal, the reason for the proposal, the number of shares of Common Stock that are beneficially owned by the proposing stockholder and any material interest of such stockholder in the proposed business. All stockholder proposals should be marked for the attention of: Corporate Secretary, Online Resources Corporation, 7600 Colshire Drive, McLean, Virginia 22102.

McLean Virginia
May 8, 2001

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: ONLINE RESOURCES CORPORATION, 7600 COLSHIRE DRIVE, MCLEAN, VIRGINIA 22102, ATTN: INVESTOR RELATIONS.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ MATTHEW P. LAWLOR

                                          MATTHEW P. LAWLOR,
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

                                                                      APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.  AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

     So long as the Company is listed on the National Association of Securities Dealers ("NASDAQ"), the Audit Committee members shall meet the requirements of the NASDAQ. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board. The members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

      1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

      2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

      3. In consultation with the management, and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

INDEPENDENT AUDITORS

      4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, including matters in the written disclosures required by the Independence Standards Board and consideration of the compatibility of non-audit services, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      5. Review and approve requests for significant management consulting engagements to be performed by the independent auditors firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

      6. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      7. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      8. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

LEGAL COMPLIANCE

      9. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

     10. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     11. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     12. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                      APPENDIX B

         ONLINE RESOURCES CORPORATION 1999 STOCK OPTION PLAN AS AMENDED

1. DEFINITIONS.

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 10 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Limited Rights under the provisions of this Plan.

     (d) "Board of Directors" or "Board" means the board of directors of the Company.

     (e) "Change in Control" means a change in control of the Company of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities except for any securities of the Company purchased by any tax qualified employee benefit plan of the Company; or (B) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity.

     (f) "Code" means the Internal Revenue Code of 1986, as amended.

     (g) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (h) "Common Stock" means the Common Stock of the Company, par value, $.0001 per share or any stock exchanged for shares of Common Stock pursuant to Section 14 hereof.

     (i) "Company" means Online Resources Corporation.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (l) "Effective Date" means April 29, 1999, the effective date of the Plan.

     (m) "Employee" means any person who is currently employed by the Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (n) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the last transaction price of the Common Stock quoted for such date by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the closing price reported by the New York Stock Exchange ("NYSE") or any other stock exchange (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (r) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (s) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (t) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated as an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

     (u) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

     (v) "Outside Director" means a member of the Board of Directors of the Company or its Affiliates, who is not also an Employee.

     (w) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (x) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

     (y) "Performance Goal" is a specific condition or goal which may be set by the Committee as a prerequisite to the vesting of a Stock Award in accordance with Section 9(b) hereof.

     (z) "Plan" means the Online Resources Corporation 1999 Stock Option Plan, as amended.

     (aa) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Company. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Company.

     (bb) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, conduct damaging the reputation of the Company, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or in the case of an employee without a written employment agreement with the Company, any other grounds provided for under employment policies of the Company in effect at the Effective Date or as amended from time to time.

2. ADMINISTRATION.

     (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors of the Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

3. TYPES OF AWARDS AND RELATED RIGHTS.

     The following Awards and related rights as described below in Paragraphs 6 through 8 hereof may be granted under the Plan:

     (a) Non-statutory Stock Options

     (b) Incentive Stock Options

     (c) Limited Rights

4. STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 14 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 2,486,017 shares of Common Stock. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Company. To the extent that Options are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Options terminate, expire, or are forfeited without having vested or without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options.

5. ELIGIBILITY.

     Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Company or an Affiliate, as it sees fit.

6. NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee. Such Exercise Price shall not be less than 85% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 10 hereof.

     (b) Terms of Non-statutory Stock Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in the Participant's lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

     The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(b), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family,
(ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(b), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(b) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

     (c) NSO Agreement. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

     (d) Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Non-statutory Stock Options shall be exercisable for a period of one year. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of a Change in Control or in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

7. INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary) ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in
Section 10 hereof.

     (b) Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c) Terms of Incentive Stock Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment of the Incentive Stock Option may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) ISO Agreement. The terms and conditions of any Incentive Stock Option granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

     (e) Termination of Employment. Unless otherwise determined by the Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Incentive Stock Options shall be exercisable for a period of one year. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of a Change in Control or in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. No Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code.  The Incentive Stock Options granted under this
Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of
Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8. LIMITED RIGHT.

     Simultaneously with the grant of any Option to an Employee or Outside Director, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 15 hereof.

9. PAYOUT ALTERNATIVES.

     Payments due to a Participant upon the exercise of an Award, may be made subject to the following terms and conditions:

     (a) Discretion of the Committee. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

     (b) Payment in the form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

     (c) Deferred Payments. The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

     (d)

10. ALTERNATE OPTION PAYMENT MECHANISM.

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check.

     (b) Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c) Exchange of Common Stock.

          (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

          (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

11. RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

12. AGREEMENT WITH GRANTEES.

     Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, or any combination thereof), executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

13. DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14. DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All awards under this Plan shall be binding upon any successors or assigns of the Company.

15. TAX WITHHOLDING.

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

16. AMENDMENT OF THE PLAN.

     The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan, or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

17. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon being presented to shareholders for ratification for the purpose of obtaining preferential tax treatment for Incentive Stock Options. The failure to obtain shareholder ratification for such purposes will not affect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

18. TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19. APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

20. DELEGATION OF AUTHORITY

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the Plan to the executive officer(s) of the Company. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

                         ONLINE RESOURCES CORPORATION
                             7600 COLSHIRE DRIVE
                            MCLEAN, VIRGINIA 22102

                                  PROXY FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 6, 2001

                       2:00 P.M. EASTERN STANDARD TIME

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 8, 2001 in connection with the Annual Meeting of Stockholders to be held on Wednesday, June 6, 2001, at 2:00 p.m. Eastern Standard Time, at the Sheraton Premier, 8661 Leesburg Pike, Vienna, Virginia, and hereby appoints Matthew P. Lawlor and Carl D. Blandino, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Online Resources Corporation that are registered in the name provided in this Proxy and that the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers that undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.


         THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (THE ELECTION OF DIRECTORS) AND FOR PROPOSALS 2 AND 3.


         IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

------------------------------------------------------------------------------
                          -- FOLD AND DETACH HERE --


If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. If you do mark boxes, please mark the boxes as in this example: [X]

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE

               LISTED NOMINEES AND "FOR" EACH OF THE PROPOSALS.

         1. ELECTION OF DIRECTORS (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

         Proposal to elect MATTHEW P. LAWLOR, ERVIN R. SHAMES AND BARRY D. WESSLER as Directors of the Company.


                  MATTHEW P. LAWLOR        [ ]  FOR       [ ]  WITHHOLD VOTE

                  ERVIN R. SHAMES          [ ]  FOR       [ ]  WITHHOLD VOTE

                  BARRY D. WESSLER         [ ]  FOR       [ ]  WITHHOLD VOTE

         2. Proposal to approve (i) an amendment to the Company's 1999 Stock Option Plan to increase by 528,309 shares the aggregate number of shares of the Company's Common Stock for which stock options may be granted under the Company's 1999 Stock Option Plan and (ii) an allocation of 71,691 shares for issuance to executive officers of a 500,000 share increase to the 1999 Stock Option plan approved by the Board of Directors in January 2001.


               [ ]  FOR           [ ]  AGAINST           [ ]  ABSTAIN



         3. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 2001.

               [ ]  FOR           [ ]  AGAINST           [ ]  ABSTAIN


         [ ]      By checking this box, I/we consent to future access and
         delivery of Annual Reports and Proxy Statement electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future stockholder meetings until this consent that I/we have given is revoked. I/we understand that I/we may revoke this consent to electronic access and delivery at any time.

                                  Please sign exactly as name(s) appears
                                  hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                                  Signature:                     Date
                                            --------------------      -------


                                  Signature:                     Date
                                            --------------------      -------


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